                                                                     EXHIBIT 4.2


                             FRESH ENTERPRISES, INC.

                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                           Dated as of October 2, 2001

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               --------------------------------------------------

          This Amended and Restated Registration Rights Agreement (the "Agreement") dated as of this 2/nd/ day of October, 2001 amends and restates
 ---------
that certain Fresh Enterprises, Inc. Registration Rights Agreement dated as of November 24, 1998 (as previously amended, the "Registration Rights Agreement") by and among FRESH ENTERPRISES, INC., a California corporation (the "Company")
                                                                     -------
and the entities and individuals listed on Schedule A attached hereto
                                           ----------
(collectively referred to herein as the "Purchasers" and individually as a
                                         ----------
"Purchaser").
 ---------

                                    RECITALS
                                    --------

          WHEREAS, the Company issued and sold an aggregate of 2,727,941 shares of Series A Convertible Preferred Stock pursuant to that certain
Recapitalization Agreement dated as of October 12, 1998 (the "Recapitalization Agreement");

          WHEREAS, the Company issued and sold an aggregate of 2,153,507 shares of Series B Convertible Preferred Stock pursuant to that certain Stock Purchase Agreement dated as of April 28, 2000;

          WHEREAS, the Board of Directors of the Company and the Shareholders of the Company have authorized the creation and issuance of up to 1,351,405 shares of Series C Convertible Preferred Stock, which shall be sold to the Purchasers pursuant to that certain Stock Purchase Agreement dated as of the date hereof (the "Stock Purchase Agreement");

          WHEREAS, the Company and the Purchasers desire to amend and restate the Registration Rights Agreement in connection with the sale and issuance of the Series C Convertible Preferred Stock in order to include the holders of such stock herein;

          WHEREAS, Section 10(c) of the Registration Rights Agreement permits the Company, upon the written consent of the holders of at least 50% of the outstanding Registrable Securities, to amend the Registration Rights Agreement and the Purchasers executing a counterpart hereof represent holders of more than 50% of the outstanding Registrable Securities.

                                    AGREEMENT
                                    ---------

          NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Definitions.
              -----------

          As used in this Agreement, and unless the context requires a different meaning, the following terms shall have the meanings indicated:

          "Agent" means any Person authorized to act and who acts on behalf of
           -----
any holder of Registrable Securities with respect to the transactions contemplated by this Agreement or the Stock Purchase Agreement.

          "Agreement Year" means each consecutive twelve-month period beginning
           --------------
with the date of this Agreement.

          "Business Days" means all days other than Saturday or Sunday or any
           -------------
day on which banking institutions in New York, New York are authorized or obligated by law to close.

          "Common Stock" means capital stock of the Company, however designated,
           ------------
which is not limited as to the amount of dividends, or which is not limited as to the amount of distributions upon liquidation or dissolution of the Company, and shall include, without limitation, the Company's presently authorized 15,000,000 shares of Common Stock, no par value.

          "Demand Registration" means a registration pursuant to Section 3(b).
           -------------------

          "Exchange Act" means the Securities Exchange Act of 1934, and the
           ------------
rules and regulations thereunder as amended from time to time.

          "Existing Common Shares" means shares of Common Stock outstanding on
           ----------------------
the date hereof, and all Option Shares and Restricted Shares.

          "NASD" means National Association of Securities Dealers, Inc.
           ----

          "Option Shares" means any shares of Common Stock issued pursuant to
           -------------
the exercise of options issued by the Company to Gregory G. Dollarhyde, Louis A. Siracusa or Donald D. Breen.

          "Person" means an individual, firm, partnership, corporation, trust,
           ------
incorporated or unincorporated association, joint venture, joint stock company or a government or agency or political subdivision thereof.

          "Piggy-Back Registration" means a registration pursuant to Section
           -----------------------
3(f).

          "Prospectus" means the prospectus included in any Registration
           ----------
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

          "Preferred Stock" means the Series A Stock, the Series B Stock, and
           ---------------
the Series C Stock.

          "Priority Demand Registration" means a registration pursuant to
           ----------------------------
Section 3(a).

          "Registrable Securities" means: (a) all shares of Common Stock owned
           ----------------------
now or in the future by any Purchaser; (b) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, whether owned by any Purchaser or not; and (c) any shares of Common Stock issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that any such share or other security shall
                --------  -------
be deemed to be a Registrable Security only if and so long as it is a Transfer Restricted Security; provided further that in the case of a Demand Registration
                     -------- -------
pursuant to Section 3(b), a Piggy-Back Registration pursuant to Section 3(f) or an S-3 Registration pursuant to Section 3(g), Registrable Securities shall also include all Existing Common Shares.

          "Registration Expenses" See Section 6 hereof.
           ---------------------

          "Registration Statement" means any registration statement of the
           ----------------------
Company which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

          "Restricted Shares" shall mean any shares of Common Stock issued to
           -----------------
Mr. Dollarhyde or Mr. Siracusa pursuant to a restricted stock agreement other than those shares that are unvested.

          "S-3 Registration" means a registration pursuant to Section 3(g).
           ----------------

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "SEC" means the Securities and Exchange Commission.
           ---

          "Series A Stock" means the Series A Convertible Preferred Stock of the
           --------------
Company, without par value, issued or sold pursuant to the Recapitalization Agreement, or issued by way of stock dividend or stock split in respect thereof, together with any securities issued in substitution or exchange therefor.

          "Series B Stock" means the Series B Convertible Preferred Stock of the
           --------------
Company, without par value, issued or sold pursuant to the Stock Purchase Agreement dated April 28, 2000, or issued by way of stock dividend or stock split in respect thereof, together with any securities issued in substitution or exchange therefor.

          "Series C Stock" means the Series C Convertible Preferred Stock of the
           --------------
Company, without par value, issued or sold pursuant to the Stock Purchase Agreement dated October 2, 2001, or issued by way of stock dividend or stock split in respect thereof, together with any securities issued in substitution or exchange therefor.

          "Shareholders' Agreement" shall mean that certain Amended and Restated
           -----------------------
Shareholders' Agreement dated as of the date hereof, between the Company and the holders of the capital stock of the Company.

          "Transfer Restricted Securities" means securities acquired by the
           ------------------------------
holder thereof other than pursuant to an effective registration under Section 5 of the Securities Act or pursuant to Rule 144; provided that a Registrable Security that has ceased to be a Transfer Restricted Security cannot thereafter become a Transfer Restricted Security.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in which securities of the Company are sold (whether by the Company or by selling stockholders) to an underwriter for reoffering to the public.

          2.  Securities Subject to this Agreement.
              ------------------------------------

          The securities entitled to the benefits of this Agreement are the Registrable Securities.

              (a) Holders of Registrable Securities. A Person is deemed to be a
                  ---------------------------------
holder of Registrable Securities whenever such Person owns Registrable Securities or has the right to acquire such Registrable Securities, whether or not such acquisition has actually been effected and disregarding the legal restrictions upon the exercise of such right; provided, however, that a Person
                                              --------  -------
shall not be deemed to be a holder of Registrable Securities who, together with such Person's affiliates, then holds Registrable Securities constituting less than three percent (3%) of the then issued and outstanding Common Stock and who may then sell all Registrable Securities owned by such holder in reliance upon Rule 144 of the Securities Act within six months pursuant to the volume restrictions under said Rule based upon the average weekly reported trading volume of trading (currently Rule 144(e)(1)(ii)).

          3.  Priority Demand Registration, Demand Registration, Piggy-Back
              -------------------------------------------------------------
Registration and S-3 Registration.
---------------------------------

              (a)  Priority Demand Registration. At any time after the earlier
                   ----------------------------
to occur of (i) the last day of the third Agreement Year or (ii) six (6) months after the effective date of the initial public offering of any of the Company's securities, if the Company receives from the holders of at least 60% of the then outstanding Registrable Securities, a written request that the Company effect any registration or qualification of Registrable Securities that, at the time the request is made, it is reasonably expected that such registration or qualification will result in gross proceeds of at least $10,000,000, the Company will:

                   (1) within ten (10) days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                   (2) as soon as practicable, effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request, or the Company in the case of securities requested by the Company to be registered (provided, however, the Company shall be permitted to participate in
            --------  -------
such registration only to the extent that all Registrable Securities as are specified by any holder in a Priority Demand Registration request have been included in such registration), as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to Section 3(a)(1); provided, however that the Company will not
                                     --------  -------
be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3(a) after the completion of one (1) Priority Demand Registration as set forth in Section 3(c).

          Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within one hundred twenty
(120) days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and Prospectus through which such Priority Demand Registration is effected to remain effective until the earlier of: (i) two years from the effective date or (ii) all Registrable Securities are sold or withdrawn by the participating holders.

          (b)  Demand Registration. At any time after the earlier to occur of
               -------------------
(i) the last day of the third Agreement Year or (ii) six (6) months after the effective date of the initial public offering of any of the Company's securities, if the Company receives from the holders of at least 30% of the then-outstanding Registrable Securities, other than holders of Existing Common Shares, (or, if at the time of such request, the Company has not yet been declared effective on a registration statement for the initial public offering of its Common Stock, holders of at least 60% of the then-outstanding Registrable Securities), a written request that the Company effect any registration or qualification with respect to the Registrable Securities, the Company will:

               (1) within ten (10) days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

               (2) as soon as practicable, effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request, or the Company in the case of securities requested by the Company to be registered (provided, however, the Company and the holders of
                              --------  -------
Existing Common Shares shall be permitted to participate in such registration only to the extent that all Registrable Securities (other than Existing Common Shares) as are specified by any holder in a Demand Registration request have been included in such registration), as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to Section 3(b)(1); provided, however that the Company
                                              --------  -------
will not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 3(b) after the completion of two (2) Demand Registrations as set forth in Section 3(c).

          Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within one hundred twenty
(120) days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and Prospectus through which such Demand Registration is effected to remain effective until the earlier of: (i) two years from the effective date or (ii) the date on which all Registrable Securities are sold or withdrawn by the participating holders.

               (c) Effective Registration. A registration of Registrable
                   ----------------------
Securities pursuant to Section 3 will not count as a Priority Demand Registration or Demand Registration until it has become effective and all Registrable Securities included in such Demand Registration have been sold or withdrawn by the participating holders pursuant thereto.

               (d) Inclusion of Shares in Priority Demand Registration and
                   -------------------------------------------------------
Demand Registrations. If the holder or holders of a majority in number of the
--------------------
Registrable Securities to be registered in a Priority Demand Registration or Demand Registration under this Section 3 so elect, the offering of such Registrable Securities pursuant to such Priority Demand Registration or Demand Registration shall be in the form of an Underwritten Offering. In such event, if the managing underwriter or underwriters of such offering advise the Company and the holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large so as to materially and adversely affect the success of the offering, the Company shall include in such registration the maximum amount of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect. The Company shall include Registrable Securities in such registration as follows: (i) first, pro rata among the holders of Registrable Securities who have requested to be included in such registration pursuant to Section 3(a) or 3(b) (provided that, in the case of a registration pursuant to Section 3(b), no Existing Common Shares shall be entitled to be included unless all other Registrable Securities requesting to participate shall have been included in such registration); (ii) second, all securities held by the Company for which the Company has requested inclusion pursuant to Section 3(a) or 3(b); and (iii) third, any other holders of securities of the Company who have requested to be included in such registration statement.

               (e) Selection of Underwriters. The investment banker or bankers
                   -------------------------
and manager or managers that will administer the offering will be nationally recognized investment banking firm(s) selected by the Company with the prior written consent of the holders of a majority in number of Registrable Securities to be included in such offering, such consent not to be unreasonably withheld or delayed.

               (f) Piggy-Back Registration. If the Company determines to file a
                   -----------------------
registration statement under the Securities Act relating to a proposed sale to the public of shares of its securities (but excluding registrations relating solely to debt securities, employees' stock option or purchase plans or a transaction employing Securities and Exchange Commission Form S-4 or Form S-8 or successor forms thereto), either for its own account or the account of a security holder or holders, the Company shall:

                    (1) promptly give to each holder of Registrable Securities written notice thereof (which will include, to the extent known at the time, a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or price range, and the plan of distribution);

                    (2) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within forty-five (45) days after such written notice from the Company, by holders of Registrable Securities; and

                    (3) use its best efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company and the holders of such Registrable Securities that marketing considerations require a limitation on the number of shares of Common Stock offered pursuant to any Registration Statement filed under this Section 3(f), such limitation shall be imposed pro rata among all holders of Registrable Securities who requested inclusion in the registration.

               (g)  Request for Registration on Form S-3 by Holders of
                    --------------------------------------------------
Registrable Securities. Subject to Section 5(c) of the Shareholders' Agreement,
----------------------
at any time after the Company becomes eligible to file a Registration Statement on Form S-3, if the Company receives from any holders of at least 20% of the then outstanding Registrable Securities (other than holders of Existing Common Shares), a written request that the Company effect any registration or qualification with respect to the Registrable Securities, the Company will:

                    (1) within ten (10) days of receipt of such a request, give written notice of the proposed registration or qualification to all other holders of Registrable Securities; and

                    (2) as soon as practicable, effect such registration or qualification (including, without limitation, the execution in the applicable Registration Statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as are reasonably necessary to permit or facilitate the sale and distribution of all or such portion of such holder's or holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other holder or holders joining in such request, or the Company in the case of securities requested by the Company to be registered (provided, however, the Company and the holders of
                              --------  -------
Existing

Common Shares shall be permitted to participate in such registration only if all Registrable Securities (other than Existing Common Shares) as are specified by any holder in an S-3 Registration request have been included in such registration), as are specified in a written notice given to the Company within 20 days after the date of such written notice from the Company pursuant to
Section 3(g)(1).

          Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within one hundred twenty
(120) days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and Prospectus through which such S-3 Registration is effected to remain effective until all Registrable Securities are sold.

          A registration of Registrable Securities will not count as an S-3 Registration until it has become effective and all Registrable Securities included in such S-3 Registration have been sold or withdrawn by the participating holders pursuant thereto.

          4.   Hold-Back Agreements.
               --------------------

               (a)  Restrictions on Public Sale by the Holders of Registrable
                    ---------------------------------------------------------
Securities. Each holder of Registrable Securities whose Registrable Securities
----------
are covered by a Registration Statement filed pursuant to Section 3 hereof agrees not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration), during the one hundred eighty (180) day period (or such other time period as shall be reasonably agreed upon by the Company, the holders of the Registrable Securities whose Registrable Securities are covered by such registration and the managing underwriters) subsequent to the filing of the Registration Statement for each Underwritten Offering pursuant to such Registration Statement and during such other period (not less than one hundred eighty 180 days) following such effective date as shall be reasonably agreed upon by the Company, the holders of the Registrable Securities whose Registrable Securities are covered by such registration and the managing underwriters.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided that any such holder shall undertake,
                                  --------
in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of the applicable class of Registrable Securities commencing on the date of sale of such applicable class of Registrable Securities unless it has provided 45 days' prior written notice of such sale or distribution to the underwriter or underwriters.

               (b)  Restrictions on Public Sale by the Company and Others. The
                    -----------------------------------------------------
Company agrees:

                    (1) not to effect any public or private sale or distribution of its debt or equity securities, including a sale pursuant to Regulation D under the Securities Act, during the one hundred eighty (180) day period prior to the filing of a Registration Statement under Section 3 hereof, and during the one hundred eighty
(180) day period (or such other time period as shall be reasonably agreed upon by the Company, the holders of the Registrable Securities whose Registrable Securities are covered by such registration and the managing underwriters) beginning on the closing date of each Underwritten Offering made pursuant to a Registration Statement filed under Section 3 hereof, to the extent timely requested in writing by the managing underwriters (except as part of such Underwritten Registration or pursuant to registrations on Forms S-4 or S-8 or any successor forms thereto), and

                    (2) to cause (i) each officer and director of the Company and (ii) each holder of securities issued by the Company to agree not to effect any public sale or distribution of any privately placed debt or equity securities of the Company, including a sale pursuant to Rule 144 under the Securities Act (except as part of such Underwritten Registration, if permitted), during the one hundred eighty (180) day period subsequent to the filing of the Registration Statement for each Underwritten Offering and during the one hundred eighty (180) day period following the effective date of such Registration Statement, in each case to the extent the managing underwriter makes a timely written request that specifically identifies such holder(s).

          5.   Registration Procedures.
               -----------------------

          In connection with the Company's registration obligations pursuant to
Section 3 hereof, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

               (a) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the holders of the Registrable Securities covered by such Registration Statement and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be made available for review by such holders and managing underwriters, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which the holders of a majority in number of the Registrable Securities covered by such Registration Statement or the underwriters, if any, shall reasonably object;

               (b) prepare and file with the Securities and Exchange Commission such amendments and post-effective amendments to any Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any holders of a majority of Registrable Securities covered by the Registration Statement or any managing underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such Registration Statement effective for the applicable period and cause the Prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

               (c) notify the counsel to the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing,

                    (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective,

                    (2) of any request by the Securities and Exchange Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information,

                    (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose,

                    (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct,

                    (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                    (6) of the existence of any fact which results in the Registration Statement, the Prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (d) use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

               (e) if reasonably requested by the managing underwriter or underwriters or a holder of Registrable Securities being sold in connection with an Underwritten Offering, immediately incorporate in a Prospectus supplement or post-effective amendment such necessary information as the managing underwriters and the holders of a majority of the Registrable Securities being sold reasonably request to have included therein relating to the plan of distribution with respect to such Registrable Securities, including, without limitation, information with respect to the amount of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

               (f) at the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter, without charge, such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as such holder may reasonable request;

               (g) deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

               (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with the selling holders of Registrable Securities, the managing underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

               (i) cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

               (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

               (k) if any fact contemplated by paragraph (c)(6) above shall exist during the period that the Company shall be required hereunder to use its best efforts to maintain the effectiveness of the applicable Registration Statement, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

               (l) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the holders of a majority in number of such Registrable Securities or by the managing underwriters, if any;

               (m) not later than the effective date of the applicable Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable trustees or transfer agents with printed certificates for the Registrable Securities which are in a form eligible for deposit with Depositary Trust Company;

               (n) enter into agreements (including underwriting agreements) in a form reasonably satisfactory to the Company and take all other appropriate and reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten
Registration:

                    (1) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary Underwritten Offerings, in a manner reasonably satisfactory to the Company;

                    (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the counsel to the holders of Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings, in a manner reasonably satisfactory to the Company;

                    (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary Underwritten Offerings;

                    (4) if an underwriting agreement is entered into, cause the same to set forth in full the indemnification provisions and procedures of
Section 7 hereof (or such other substantially similar provisions and procedures as the underwriters shall reasonably request) with respect to all parties to be indemnified pursuant to said Section; and

                    (5) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          The actions set forth in this paragraph (n) shall be done at the effectiveness of such Registration Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling holder in connection with the disposition of Registrable Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice;

               (o) make available to a representative of the holders of a majority in number of the Registrable Securities being sold, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the sellers or managing underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the registration, with respect to each at such time or times as the Company shall reasonably determine; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

               (p) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

               (q) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter" that is required to be retained in accordance with the rules and regulations of the NASD); and

               (r) promptly prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the selling holders of Registrable Securities and to the managing underwriters, if any, make the Company's representatives available for discussion of such document and make such changes in such document prior to the filing thereof as counsel for such selling holders or underwriters may reasonably request.

          The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph (k) above, such holder will forthwith discontinue disposition of Registrable Securities until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by paragraph (k) above, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense, unless such supplement or amendment is due to inaccurate information supplied by such holder to the Company in writing specifically for inclusion in the applicable Registration Statement) all copies, other than permanent file copies then in such holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods mentioned in Section 4 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement either receives the copies of the supplemented or amended Prospectus contemplated by paragraph (k) above or is advised in writing by the Company that the use of the Prospectus may be resumed.

          6.   Registration Expenses.
               ---------------------

               (a) All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company, regardless whether the Registration Statement becomes effective including without limitation:

                    (1) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD);

                    (2) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate);

                    (3) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depositary Trust Company and of printing prospectuses), messenger, telephone and delivery expenses;

                    (4) fees and disbursements of counsel for the Company, the underwriters and for the selling holders of the Registrable Securities;

                    (5) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

                    (6) fees and disbursements of underwriters as reasonably approved by the Company (excluding (x) discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or (y) legal expenses of any Person other than the Company, the underwriters and the selling holders);

                    (7) securities acts liability insurance if the Company so desires, and in such event, coverage for, the underwriters or selling holders of Registrable Securities should they so request;

                    (8) fees and expenses associated of other Persons retained by the Company; and

                    (9) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (all such expenses being herein called "Registration Expenses").

          The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

               (b) In connection with each Registration Statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered (together with the holders of all other securities being registered) pursuant to such Registration Statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority of such Registrable Securities and such other securities being registered under such Registration Statement.

          7.   Indemnification.
               ---------------

               (a)  Indemnification by the Company. The Company agrees to
                    ------------------------------
indemnify and hold harmless each holder of Registrable Securities, its officers, directors, employees, partners, members and Agents and each Person who controls such holder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims,
                   ------------------
damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information furnished in writing to the Company by such holder expressly for use therein; provided, however, that the Company shall
                                       --------  -------
not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale of Registrable Securities and (ii) the Prospectus would have corrected such untrue statement or omission; and provided, further, that the Company shall not be liable in any
              --------  -------
such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such holder thereafter fails to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the person asserting such loss, claim, damage, liability or expense who purchased such Registrable Security which is the subject thereof from such holder. This indemnity will be in addition to any liability which the Company may otherwise have. The Company will also provide customary indemnification to underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Indemnified Holders of Registrable Securities.

          If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from the Company, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expense of such Indemnified Holder unless (a) the Company has agreed to pay such fees and expenses or (b) the Company shall have failed to assume the defense of such action or proceeding or has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) if the representation of such Indemnified Holder by the counsel retained by the Company would be inappropriate due to actual or potential conflicts of interests between the Indemnified Holder and any other party represented by such counsel in such proceeding based on written advice of counsel made available to the Company (in which case, if such Indemnified Holder notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, the Company shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). The

Company shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the Company agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

               (b) Indemnification by Holder of Registrable Securities. Each
                   ---------------------------------------------------
holder of Registrable Securities agrees to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such holder, but only with respect to information relating to such holder furnished in writing by such holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto, or any preliminary Prospectus. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a holder of Registrable Securities, such holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each holder by Section 7(a). In no event shall the liability of any selling holder of Registrable Securities under this Section 7(b) be greater in amount than the dollar amount of the net proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement or any amendment or supplement thereto, or any preliminary Prospectus.

               (c) Contribution. If the indemnification provided for in this
                   ------------
Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

          The Company and each holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(c), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnified Holder or its affiliated Indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holders, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.   Rule 144.
               --------

          The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and, at all times after the effective date of the first registration filed by the Company which involves a sale of securities of the Company to the general public, will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

          9.   Participation in Underwritten Registrations.
               -------------------------------------------

          No holder of Registrable Securities (or its successors or assigns) may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the underwriters and other Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          10.  Miscellaneous.
               -------------

               (a) Remedies. Each holder of Registrable Securities, in addition
                   --------
to being entitled to exercise all rights provided herein and granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

               (b)  No Inconsistent Agreements. The Company will not on or after
                    --------------------------
the date of this Agreement enter into any agreement, and as of the date of this Agreement the Company is not a party to any agreement, with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof or impairs the rights granted hereunder. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person which has not been terminated on or prior to the date hereof.

               (c)  Amendments and Waivers. The provisions of this Agreement,
                    ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least 50% of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by the holders of 50% of the Registrable Securities being sold.

               (d)  Notices. All notices and other communications provided for
                    -------
or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                    (1) if to a holder of Registrable Securities, at the most current address given by such holder to the Company in accordance with the provisions of this Section 10(d) (with the initial addresses for each person which the Purchaser comprises as set forth in the Recapitalization Agreement, or if a party to the Stock Purchase Agreement, as set forth therein, and with copies to be sent as specified in the Recapitalization Agreement or Stock Purchase Agreement); and

                    (2) if to the Company, initially at its address set forth in the Stock Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 11(e), with copies to be sent as specified in the Stock Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when received if deposited in the mail, postage prepaid, if mailed; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               (e)  Successors and Assigns. This Agreement shall inure to the
                    ----------------------
benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.

               (f) Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Headings. The headings in this Agreement are for convenience
                   --------
of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law. This Agreement shall be governed by and
                   -------------
construed in accordance with the laws of the State of California.

               (i) Severability. In the event that any one or more of the
                   ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

               (j) Entire Agreement. This Agreement is intended by the parties
                   ----------------
as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings as to the subject matter, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Preferred Stock. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [signature pages follow]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                  FRESH ENTERPRISES, INC.


                                  By:   /s/ Gregory G. Dollarhyde
                                        ________________________________________
                                        Gregory G. Dollarhyde
                                        President


                                  CATTERTON PARTNERS IV, L.P.
                                  a Delaware limited partnership

                                  By:   Catterton Managing Partner IV, L.L.C.,
                                        its General Partner

                                        By:   CP4 Principals, L.L.C.,
                                              Its Managing Member

                                  By:   /s/ Frank M. Vest Jr.
                                        ________________________________________
                                        Frank M. Vest Jr.
                                        Authorized Person

                                  CATTERTON PARTNERS IV-A, L.P.
                                  a Delaware limited partnership

                                  By:   Catterton Managing Partner IV, L.L.C.,
                                        its General Partner

                                        By:   CP4 Principals, L.L.C.,
                                              Its Managing Member

                                  By:   /s/ Frank M. Vest Jr.
                                        ________________________________________
                                        Frank M. Vest Jr.
                                        Authorized Person

                                  CATTERTON PARTNERS IV-B, L.P.
                                  a Delaware limited partnership

                                  By:   Catterton Managing Partner IV, L.L.C.,
                                        its General Partner

                                    By:   CP4 Principals, L.L.C.,
                                          Its Managing Member

                              By:   /s/ Frank M. Vest Jr.
                                    ____________________________________________
                                    Frank M. Vest Jr.
                                    Authorized Person

                              CATTERTON PARTNERS IV OFFSHORE, L.P.
                              a Delaware limited partnership

                              By:   Catterton Managing Partner IV, L.L.C.,
                                    Its General Partner

                                    By:   CP4 Principals, L.L.C.,
                                          Its Managing Member

                              By:   /s/ Frank M. Vest Jr.
                                    ____________________________________________
                                    Frank M. Vest Jr.
                                    Authorized Person

                              CATTERTON PARTNERS IV SPECIAL PURPOSE, L.P.
                              a Delaware limited partnership

                              By:   Catterton Managing Partner IV, L.L.C.,
                                    Its General Partner

                                    By:   CP4 Principals, L.L.C.,
                                    Its Managing Member

                              By:   /s/ Frank M. Vest Jr.
                                    ____________________________________________
                                    Frank M. Vest Jr.
                                    Authorized Person

                              CATTERTON-SIMON PARTNERS III, L.P.,
                              a Delaware limited partnership

                              By: Catterton-Simon Managing Partner III, L.L.C. Its General Partner

                              By:   /s/ Frank M. Vest Jr.
                                    ____________________________________________
                                    Frank M. Vest Jr.
                                    Authorized Person

                                    CATTERTON-BAJA PARTNERS, L.L.C.,
                                    a Delaware limited liability company

                                    By:  Catterton Partners IV Management
                                         Company, L.L.C.
                                         Its Managing Member

                                    By:  /s/ Frank M. Vest Jr.
                                         _______________________________________
                                         Frank M. Vest Jr.
                                         Authorized Person

                                    GRUMMAN HILL INVESTMENTS III, L.P.,
                                    a Delaware limited partnership

                                    By:  Grumman Hill Group, L.L.C.
                                         Its General Partner

                                    By:  /s/ James T. Kelsey
                                         _______________________________________
                                         James T. Kelsey
                                         Authorized Person

                                    OAK INVESTMENT PARTNERS VIII, L.P.,
                                    a Delaware limited partnership

                                    By:  /s/ Gerald R. Gallagher
                                         _______________________________________
                                         Gerald R. Gallagher
                                         Managing Member,
                                         Oak Associates VIII, LLC,
                                         The General Partner of Oak Investment
                                         Partners VIII, Limited Partnership


                                    OAK VIII AFFILIATES FUND, L.P.,
                                    a Delaware limited partnership

                                    By:  /s/ Gerald R. Gallagher
                                         _______________________________________
                                         Gerald R. Gallagher
                                         Managing Member,
                                        Oak Associates VIII, LLC,

                                               The General Partner of Oak VIII
                                               Affiliates Fund, Limited
                                               Partnership



                                         /s/ Steven Lebow
                                        ________________________________________
                                        STEVEN LEBOW


                                         /s/ Gregory G. Dollarhyde
                                        ________________________________________
                                        GREGORY G. DOLLARHYDE


                                         /s/ Donald D. Breen
                                        ________________________________________
                                        DONALD D. BREEN


                                         /s/ Louis A. Siracusa
                                        ________________________________________
                                        LOUIS A. SIRACUSA




                                        THE LOUIS A. SIRACUSA SEPARATE PROPERTY
                                        TRUST


                                                /s/ Louis A. Siracusa
                                        By:  ___________________________________
                                        Louis A. Siracusa
                                        Trustee

                                                /s/ James Magglos
                                        ________________________________________
                                        JAMES MAGGLOS

                                                /s/ Linda Magglos
                                               _________________________________
                                               LINDA MAGGLOS


                                                /s/ John Yonkich
                                               _________________________________
                                               JOHN YONKICH


                                                /s/ Coralee Yonkich
                                               _________________________________
                                               CORALEE YONKICH


                                                /s/ Wolfe H. Bragin
                                               _________________________________
                                               WOLFE H. BRAGIN


                                                /s/ Patrick J. McNeela
                                               _________________________________
                                               PATRICK J. MCNEELA


                                                /s/ Cyrus Monroe
                                               _________________________________
                                               CYRUS MONROE


                                                /s/ Jill Monroe
                                               _________________________________
                                               JILL MONROE

                                        JKG ENTERPRISE GROUP MONEY PURCHASE
                                        PENSION PLAN FBO GREG DOLLARHYDE


                                             /s/ Gregory G. Dollarhyde
                                        By:_____________________________________
                                           Gregory G. Dollarhyde
                                           Trustee


                                        THE HARRY AND JUDITH KEYS FAMILY TRUST


                                            /s/ Harry E. Keys
                                        By:_____________________________________
                                           Harry E. Keys
                                           Trustee


                                            /s/ Judith A. Keys
                                        By:_____________________________________
                                           Judith A. Keys
                                           Trustee


                                        DAVE & DIANE LIVING TRUST


                                            /s/ Dave Johnson
                                        By:_____________________________________
                                           Dave Johnson
                                           Trustee

                                            /s/ Diane D. Johnson
                                        By:_____________________________________
                                           Diane D. Johnson
                                           Trustee

                                   Schedule A
                                   ----------


Catterton-Simon Partners III, L.P.
Catterton Partners IV, L.P.
Catterton Partners IV-A, L.P.
Catterton Partners IV-B, L.P.
Catterton Partners IV Offshore, L.P.
Catterton Partners IV Special Purpose, L.P.
Catterton-Baja Partners, L.L.C.
Grumman Hill Investments III, L.P.
Oak Investments Partners VIII, L.P.
Oak VIII Affiliates Fund, L.P.
Steven Lebow
Gregory G. Dollarhyde
Gregory G. Dollarhyde, Trustee, JKG Enterprise Group Money Purchase Pension Plan
  FBO Greg Dollarhyde
Louis A. Siracusa
Louis A. Siracusa Separate Property Trust
James and Linda Magglos
John and Coralee Yonkich
Wolfe H. Bragin
Patrick J. McNeela
The Harry and Judith Keys Family Trust
Dave & Diane Johnson Living Trust
Cyrus and Jill Monroe
Donald D. Breen

                                 AMENDMENT NO. 1
                                       TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of April 19, 2002 (this "Amendment"), amends that certain Amended and
                                  ---------
Restated Registration Rights Agreement dated as of October 2, 2001 (the "Registration Rights Agreement"), among Fresh Enterprises, Inc., a California
 -----------------------------
corporation (the "Company"), and the entities and individuals listed on Schedule
                  -------
A to the Registration Rights Agreement (collectively, the "Purchasers"), and is
                                                           ----------
made and entered into with reference to the following facts (all capitalized terms not otherwise defined herein have the respective meanings assigned to them in the Registration Rights Agreement):

     WHEREAS, the Registration Rights Agreement provides that demand registration and priority demand registration rights may be exercised upon the earlier to occur of (i) the last day of the third Agreement Year or (ii) six (6) months after the effective date of the initial public offering of any of the Company's securities;

     WHEREAS, the Company and the undersigned Purchasers believe that the intent of the parties to the Registration Rights Agreement was to provide for the availability of demand registration and priority demand registration rights beginning on the last day of the third Agreement Year measured from the date of the original Registration Rights Agreement dated November 24, 1998;

     WHEREAS, the Company and the undersigned Purchasers have therefore determined to amend the Registration Rights Agreement to redefine Agreement Year;

     WHEREAS, Section 10(c) of the Registration Rights Agreement permits the Company, with the written consent of the holders of at least 50% of the outstanding Registrable Securities, to amend the Registration Rights Agreement, and the Purchasers executing a counterpart hereof constitute the holders of more than 50% of the outstanding Registrable Securities.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

     1.  Amendment to Registration Rights Agreement. The definition of
         ------------------------------------------
"Agreement Year" in Section 1 is hereby amended in its entirety to read as follows:

         "Agreement Year means each consecutive twelve-month period beginning
          --------------
         on November 24, 1998."

     2.  Jurisdiction and Integration. This Amendment shall be governed by and
         ----------------------------
construed in accordance with the laws of the State of California, without regard to the principles of conflicts of law of such state. This Amendment, together with the Registration Rights Agreement, contains the entire understanding between the parties hereto relating to the subject matter hereof and supersedes any prior understandings and agreements, whether oral or written, among the parties respecting such subject matter.

     3. Binding Agreement; Counterparts. This Amendment shall be binding upon
        -------------------------------
the parties hereto, their successors, assigns and legal representatives. This Amendment may be executed in several counterparts, all of which together shall constitute one and the same agreement, binding on all of the parties, notwithstanding that all of the parties are not signatories to the original or same counterparts.

     4. Full Force and Effect. Except as expressly amended by this Amendment,
        ---------------------
the Registration Rights Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Registration Rights Agreement, "hereinafter," "hereto," "hereof," and other words of similar import shall, unless the context otherwise requires, mean the Registration Rights Agreement as amended by this Amendment. In the event of any conflict or inconsistency between the terms and conditions of the Registration Rights Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall control.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                   FRESH ENTERPRISES, INC.


                                   By:   /s/ Gregory G. Dollarhyde
                                       -----------------------------------------
                                       Gregory G. Dollarhyde
                                       President


                                   CATTERTON PARTNERS IV, L.P.
                                   a Delaware limited partnership

                                   By:   Catterton Managing Partner IV, L.L.C.,
                                         its General Partner

                                         By:   CP4 Principals, L.L.C.,
                                               Its Managing Member

                                   By:  /s/ Frank M. Vest Jr.
                                       -----------------------------------------
                                         Frank M. Vest Jr.
                                         Authorized Person


                                   CATTERTON PARTNERS IV-A, L.P.
                                   a Delaware limited partnership

                                   By:   Catterton Managing Partner IV, L.L.C.,
                                         its General Partner

                                         By:   CP4 Principals, L.L.C.,

                                               Its Managing Member


                                   By:   /s/ Frank M. Vest Jr.
                                         ---------------------------------------
                                         Frank M. Vest Jr.
                                         Authorized Person


                                   CATTERTON PARTNERS IV-B, L.P.
                                   a Delaware limited partnership


                                   By:   Catterton Managing Partner IV, L.L.C.,
                                         its General Partner

                                         By:   CP4 Principals, L.L.C.,
                                               Its Managing Member

                                   By:   /s/ Frank M. Vest Jr.
                                         ---------------------------------------
                                         Frank M. Vest Jr.
                                         Authorized Person


                                   CATTERTON PARTNERS IV OFFSHORE, L.P.
                                   a Delaware limited partnership


                                   By:   Catterton Managing Partner IV, L.L.C.,
                                         Its General Partner

                                         By:   CP4 Principals, L.L.C.,
                                               Its Managing Member


                                   By:   /s/ Frank M. Vest Jr.
                                         ---------------------------------------
                                         Frank M. Vest Jr.
                                         Authorized Person


                                   CATTERTON PARTNERS IV SPECIAL PURPOSE, L.P.
                                   a Delaware limited partnership


                                   By:   Catterton Managing Partner IV, L.L.C.,
                                         Its General Partner

                                         By:   CP4 Principals, L.L.C.,
                                               Its Managing Member

                                   By:   /s/ Frank M. Vest Jr.
                                         ---------------------------------------
                                         Frank M. Vest Jr.

                                       Authorized Person

                                 CATTERTON-SIMON PARTNERS III, L.P.,
                                 a Delaware limited partnership

                                 By:   Catterton-Simon Managing Partner III,
                                       L.L.C.
                                       Its General Partner

                                 By:   /s/ Frank M. Vest Jr.
                                       -----------------------------------------
                                       Frank M. Vest Jr.
                                       Authorized Person

                                 CATTERTON-BAJA PARTNERS, L.L.C.,
                                 a Delaware limited liability company

                                 By: Catterton Partners IV Management Company, L.L.C.
                                       Its Managing Member

                                 By:   /s/ Frank M. Vest Jr.
                                       -----------------------------------------
                                       Frank M. Vest Jr.
                                       Authorized Person


                                 GRUMMAN HILL INVESTMENTS III, L.P.,
                                 a Delaware limited partnership


                                 By:   Grumman Hill Group, L.L.C.
                                       Its General Partner

                                 By:   /s/ James T. Kelsey
                                       -----------------------------------------
                                       James T. Kelsey
                                       Authorized Person


                                 OAK INVESTMENT PARTNERS VIII, L.P.,
                                 a Delaware limited partnership

                                 By:   /s/ Gerald R. Gallagher
                                       -----------------------------------------
                                       Gerald R. Gallagher
                                       Managing Member,
                                       Oak Associates VIII, LLC,
                                       The General Partner of Oak Investment
                                       Partners VIII, Limited Partnership

                                       OAK VIII AFFILIATES FUND, L.P.,
                                       a Delaware limited partnership


                                       By:  /s/ Gerald R. Gallagher
                                            ------------------------------------
                                            Gerald R. Gallagher
                                            Managing Member,
                                            Oak Associates VIII, LLC,
                                            The General Partner of Oak VIII
                                            Affiliates Fund,
                                            Limited Partnership


                                       /s/ Steven Lebow
                                       -----------------------------------------
                                       STEVEN LEBOW



                                       /s/ Gregory G. Dollarhyde
                                       -----------------------------------------
                                       GREGORY G. DOLLARHYDE



                                       /s/ Donald D. Breen
                                       -----------------------------------------
                                       DONALD D. BREEN



                                       /s/ Louis A. Siracusa
                                       -----------------------------------------
                                       LOUIS A. SIRACUSA



                                       THE LOUIS A. SIRACUSA SEPARATE PROPERTY
                                       TRUST


                                       By: /s/ Louis A. Siracusa
                                       -----------------------------------------
                                       Louis A. Siracusa
                                       Trustee

                                           /s/ James Magglos
                                           -------------------------------------
                                           JAMES MAGGLOS



                                           /s/ Linda Magglos
                                           -------------------------------------
                                           LINDA MAGGLOS



                                           /s/ John Yonkich
                                           -------------------------------------
                                           JOHN YONKICH



                                           /s/ Coralee Yonkich
                                           -------------------------------------
                                           CORALEE YONKICH



                                           /s/ Wolfe H. Bragin
                                           -------------------------------------
                                           WOLFE H. BRAGIN



                                           /s/ Patrick J. McNeela
                                           -------------------------------------
                                           PATRICK J. MCNEELA



                                           /s/ Cyrus Monroe
                                           -------------------------------------
                                           CYRUS MONROE



                                           /s/ Jill Monroe
                                           -------------------------------------
                                           JILL MONROE



                                           JKG ENTERPRISE GROUP MONEY PURCHASE
                                           PENSION PLAN FBO GREG DOLLARHYDE

                                        By: /s/ Gregory G. Dollarhyde
                                            ____________________________________
                                            Gregory G. Dollarhyde
                                            Trustee


                                        THE HARRY AND JUDITH KEYS FAMILY TRUST

                                        By:
                                            ____________________________________
                                            Harry E. Keys
                                            Trustee

                                        By:
                                            ____________________________________
                                            Judith A. Keys
                                            Trustee


                                        DAVE & DIANE LIVING TRUST

                                        By: /s/ Dave Johnson
                                            ____________________________________
                                            Dave Johnson
                                            Trustee

                                        By: /s/ Diane D. Johnson
                                            ____________________________________
                                            Diane D. Johnson
                                            Trustee